                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Bernard G. Dvorak and John F. Knoeckel, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-1 registration statement in connection with the offering by Formus Communications, Inc., a Delaware corporation (the "Company"), of securities of the Company ("Securities"), and all amendments (including post-effective amendments) thereto, and any registration statement with respect to Securities to be filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Securities with Blue Sky authorities and with the National Association of Securities Dealers, Inc.; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


Date:  April 11, 2000                     /s/ William J. Elsner
                                      ------------------------------
                                      William J. Elsner


Date:  May ___, 2000
                                      ------------------------------
                                      Andre De Montigny


Date:  April 13, 2000                     /s/ Steven C. Halstedt
                                      ------------------------------
                                      Steven C. Halstedt


Date:  April 13, 2000                     /s/ Michael R. Hannon
                                      ------------------------------
                                      Michael R. Hannon


Date:  April 11, 2000                    /s/ Osmo A. Hautanen
                                      -------------------------------
                                      Osmo A. Hautanen


Date:  April 11, 2000                    /s/ Dr. Michael Honig
                                      -------------------------------
                                      Dr. Michael Honig


Date:  April 11, 2000                    /s/ William A. Johnston
                                      --------------------------------
                                      William A. Johnston

Date:  April 11, 2000                    /s/ Kevin J. Maroni
                                      --------------------------------
                                      Kevin J. Maroni



Date:  May 4, 2000                       /s/ Jeffrey D. Montgomery
                                      --------------------------------
                                      Jeffrey D. Montgomery


Date:  April 11, 2000                    /s/ Trygve E. Myhren
                                      --------------------------------
                                      Trygve E. Myhren


Date:  April 14, 2000                    /s/ Frederick A. Vierra
                                      --------------------------------
                                      Frederick A. Vierra


Date:  April 11, 2000                    /s/ James F. Wade
                                      --------------------------------
                                      James F. Wade


Date:  April 12, 2000                    /s/ Vernon F. Kenley
                                      --------------------------------
                                      Vernon F. Kenley


Date:  April 12, 2000                    /s/ Bernard G. Dvorak
                                      --------------------------------
                                      Bernard G. Dvorak


Date:  April 14, 2000                    /s/ Raymond W. Nettleton
                                      --------------------------------
                                      Raymond W. Nettleton


Date:  April 12, 2000                    /s/ John F. Knoeckel
                                      --------------------------------
                                      John F. Knoeckel


Date:  April 11, 2000                    /s/ Derek Van Keuren
                                      --------------------------------
                                      Derek Van Keuren


Date:  April 11, 2000                    /s/ Eric B. Alexander
                                      --------------------------------
                                      Eric B. Alexander